Exhibit 24


                                POWER OF ATTORNEY


      Each person whose signature  appears below  designates and appoints DANIEL
J. KOHL, MARK RICHARDS and BRIAN S. THOMPSON, and any of them, his true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Sonus Corp., a Yukon Territory (Canada) corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 2,200,000 shares of common stock of Sonus Corp., and options and other awards relating thereto to be issued pursuant to the Sonus Corp. Second Amended and Restated Stock Award Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 14th day of December 2001.

Signature                                             Title


/s/ Daniel J. Kohl                      Chief Executive Officer and Director
------------------------------------    (Principal Executive Officer)
Daniel J. Kohl


/s/ Mark Richards                       Senior Vice President and Chief
------------------------------------    Financial Officer
Mark Richards                           (Principal Financial and
                                        Accounting Officer)


/s/ Brandon M. Dawson                   Chairman of the Board and Director
------------------------------------
Brandon M. Dawson


/s/ Joel Ackerman                       Director
------------------------------------
Joel Ackerman


/s/ Leslie H. Cross                     Director
------------------------------------
Leslie H. Cross


                                        Director
------------------------------------
Haywood D. Cochrane, Jr.


/s/ Michael T. Fiore                    Director
------------------------------------
Michael T. Fiore

/s/ Gregory G. Schott                   Director
------------------------------------
Gregory G. Schott


/s/ David J. Wenstrup                   Director
------------------------------------
David J. Wenstrup